                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12
                        Pacific Crest Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       [PACIFIC CREST CAPITAL, INC. LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FRIDAY, MAY 11, 2001


                  Notice is hereby given that the annual meeting of the stockholders of Pacific Crest Capital, Inc. will be held on Friday, May 11, 2001, at the Hyatt Westlake Hotel, 880 South Westlake Blvd., Westlake Village, California 91361, at 2:00 p.m. for the following purposes:

1. ELECTION OF DIRECTORS. To elect two persons to the board of directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying proxy statement.

2. OTHER BUSINESS. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

                  Only those stockholders of record at the close of business on Friday March 16, 2001 shall be entitled to notice of and to vote at the meeting.

                  STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/Robert J. Dennen

                                         ROBERT J. DENNEN
                                         Senior Vice President,
                                         Chief Financial Officer
                                         and Secretary

Agoura Hills, California
April 9, 2001

                       [PACIFIC CREST CAPITAL, INC. LOGO]


                              30343 CANWOOD STREET
                         AGOURA HILLS, CALIFORNIA 91301
                                 (818) 865-3300


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FRIDAY, MAY 11, 2001


                               GENERAL INFORMATION

                  This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Pacific Crest Capital, Inc. ("Pacific Crest Capital") for use at the annual meeting of the stockholders of Pacific Crest Capital to be held on Friday, May 11, 2001, at the Hyatt Westlake Hotel, located at 880 South Westlake Blvd., Westlake Village, California 91361, at 2:00 p.m., and at any adjournment thereof. This proxy statement and the enclosed proxy card and other enclosures will be first mailed to stockholders on or about April 11, 2001. Only stockholders of record on March 16, 2001 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

MATTERS TO BE CONSIDERED

                  The matters to be considered and voted upon at the meeting will be:

1. ELECTION OF DIRECTORS. To elect two persons to the board of directors for a term of three years and to serve until their successors are elected and qualified. The board of directors' nominees are:

                                 Martin J. Frank
                                Steven J. Orlando

2. OTHER BUSINESS. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

COSTS OF SOLICITATION OF PROXIES

                  This solicitation of proxies is made on behalf of the board of directors of Pacific Crest Capital, and Pacific Crest Capital will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in this solicitation of proxies also will be borne by Pacific Crest Capital. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of Pacific Crest Capital or its subsidiary,

Pacific Crest Bank, may solicit proxies personally or by telephone. In addition, Pacific Crest Capital has engaged Corporate Investor Communications to assist in the distribution and solicitation of proxies, for which Pacific Crest Capital has agreed to pay a fee of $3,500. Although there is no formal agreement to do so, Pacific Crest Capital may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

OUTSTANDING SECURITIES AND VOTING RIGHTS; REVOCABILITY OF PROXIES

                  The authorized capital of Pacific Crest Capital consists of 10,000,000 shares of common stock, par value $.01 per share, of which 2,483,117 shares were issued and outstanding on the record date, and 2,000,000 shares of serial preferred stock, par value $.01 per share, of which no shares were issued and outstanding on the record date. A majority of the outstanding shares of common stock constitutes a quorum for the conduct of business at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each holder of common stock is entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of Pacific Crest Capital as of the record date, on any matter submitted to the stockholders. Pacific Crest Capital's Certificate of Incorporation does not authorize cumulative voting.

                  In the election of directors, the two individuals receiving the highest number of votes "FOR" will be elected. Abstentions from voting and votes "WITHHELD" in the election of directors will have no legal effect. Abstentions are counted for the purposes of determining the number of shares which are present in person or represented by proxy at the meeting. Shares not voted on proxies returned by brokers are not counted for the purposes of determining the number of shares present in person or represented by proxy at the meeting and will have no impact on the election of directors.

                  A proxy for use at the meeting is enclosed. The proxy must be signed and dated by you or your authorized representative or agent. You may revoke a proxy at any time before it is exercised at the meeting either by submitting a written revocation or a duly executed proxy bearing a later date to the Secretary of Pacific Crest Capital or by voting in person at the meeting.

                  If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote your common stock, your broker or nominee may, in its discretion, vote your common stock "FOR" the election of the board of directors' nominees.

                  Unless revoked, the shares of common stock represented by proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the proxy, your shares of common stock will be voted "FOR" the election of the nominees for director set forth herein.

                  The enclosed proxy confers discretionary authority with respect to any other proposals that properly may be brought before the meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the board of directors.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

                  The following table sets forth the beneficial ownership of common stock as of the record date by (1) each person known to Pacific Crest Capital to own more than 5% of the outstanding common stock (based on Schedules 13D and 13G reports filed with the Securities and Exchange Commission), (2) the directors and nominees for director of Pacific Crest Capital, (3) the Chief Executive Officer and four other executive officers of Pacific Crest Capital whose salary and bonus in 2000 exceeded $100,000 (the "Named Executives"), and (4) all directors and the Named Executives as a group:

                                                                Number of Shares
                        Name and Address of                       Beneficially            Percent
                        Beneficial Owner(1)                         Owned(2)             of Class(3)
           ----------------------------------------------      --------------------    --------------
           NORTHAVEN MANAGEMENT, INC.                                 244,400(4)           9.84%
           237 Park Avenue, 9th Floor
           New York, NY  10017

           WELLINGTON MANAGEMENT COMPANY, LLP                         231,300(5)           9.31%
           75 State Street
           Boston, MA  02109

           DAVID L. BABSON & COMPANY, INC.                            191,800(6)           7.72%
           One Memorial Drive
           Cambridge, MA  02142

           DALTON, GREINER, HARTMAN, MAHER & CO.                      168,600(7)           6.79%
           565 Fifth Avenue, Suite 2101
           New York, NY  10017

           SANDLER O'NEILL ASSET MANAGEMENT LLC                       165,000(8)           6.64%
           712 Fifth Avenue
           New York, NY  10019

           KENNEDY CAPITAL MANAGEMENT, INC.                           140,460(9)           5.66%
           10829 Olive Blvd.
           St. Louis, MO  63141

           GARY WEHRLE                                                207,445(10)          8.12%
           President, Chief Executive Officer
           and Chairman of the Board

           RUDOLPH I. ESTRADA                                           8,680(11)            *
           Director

           MARTIN J. FRANK                                             24,381(12)            *
           Director; Nominee

           RICHARD S. ORFALEA                                          10,603(11)            *
           Director

           STEVEN J. ORLANDO                                            8,033(13)            *
           Director; Nominee

           GONZALO FERNANDEZ                                           46,171(14)          1.83%
           Executive Vice President

           LYLE C. LODWICK                                             43,054(15)          1.71%
           Executive Vice President

           ROBERT J. DENNEN                                            14,721(16)            *
           Senior Vice President, Chief Financial
           Officer

           CAROLYN REINHART                                             9,883(17)            *
           Senior Vice President

           All directors and executive officers, as a                 372,971(18)         13.93%
           group
           (9 persons)

---------------

*      Less than 1%.

(1) The address for each of the directors and Named Executives of Pacific Crest Capital is in care of Pacific Crest Capital, Inc., 30343 Canwood Street, Agoura Hills, California 91301.

(2) Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(3) Shares that the person (or group) has the right to acquire within 60 days after the record date are deemed to be outstanding in calculating the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person (or group).

(4) As reported in the Schedule 13G, dated December 31, 2000, filed by Northaven Management, Inc. with the SEC on February 14, 2001.

(5) As reported in the Schedule 13G, dated December 31, 2000, filed by Wellington Management Company, LLP ("Wellington") with the SEC on February 13, 2001.

(6) As reported in the Schedule 13G, dated December 31, 2000, filed by David L. Babson & Company Inc. with the SEC on February 6, 2001.

(7) As reported in the Schedule 13G, dated December 31, 2000, filed by Dalton, Greiner, Hartman, Maher & Co. with the SEC on February 5, 2001.

(8) As reported in the Schedule 13F, filed by Sandler O'Neill Asset Management LLC with the SEC in February 2001.

(9) As reported in the Schedule 13G, filed by Kennedy Capital Management, with the SEC on February 14, 2001.

(10) Includes 71,324 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(11) Includes 4,375 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(12) Includes 7,300 shares of common stock held by the I.E. Falk Exemption Equivalent Trust, of which Mr. Frank's wife is the trustee and as to which Mr. Frank disclaims beneficial ownership and 4,375 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(13) Includes 3,250 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(14) Includes 44,495 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(15) Includes 39,495 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(16) Includes 13,940 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(17) Includes 8,330 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

(18) Includes 193,959 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan, as amended.

                       PROPOSAL 1. ELECTION OF DIRECTORS

BOARD OF DIRECTORS AND NOMINEES

                  Pacific Crest Capital's Certificate of Incorporation and Bylaws provide that, except as provided by the terms of any series of preferred stock or any other class of securities having a preference over the common stock, the number of directors shall be determined from time to time by the board of directors but may not be less than five. The board of directors currently is composed of five members. The Bylaws further provide for the division of the directors of Pacific Crest Capital into three classes of approximately equal size. Two members of Class II shall be elected to a three-year term at this annual meeting, two members of Class III shall be elected to a three-year term at the annual meeting of stockholders in 2002 and one member of Class I shall be elected to a three-year term at the annual meeting of stockholders in 2003.

                  The directors proposed for re-election at this annual meeting are, Martin J. Frank and Steven J. Orlando, who were elected to their present term in 1998. Mr. Frank and Mr. Orlando have indicated their willingness to serve, and unless otherwise instructed, proxies will be voted in such a way as to effect, if possible, the election of both Messrs. Frank and Orlando. In the event that either should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. Management has no reason to believe that Mr. Frank or Mr. Orlando will be unavailable.

                  None of the directors, the nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of Pacific Crest Capital acting within their capacities as such. There are no family relationships among directors or executive officers of Pacific Crest Capital. As of the date hereof, no directors of Pacific Crest Capital are directors or trustees of a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except Mr. Estrada, who is a trustee of Monarch Funds, a registered investment company. None of the directors, nominees for director, executive officers, affiliates, or shareholders owning five percent or more of Pacific Crest Capitals common stock, nor any associates of any of the foregoing, is a party to any legal proceeding or claim that is adverse to Pacific Crest Capital or Pacific Crest Bank.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

                  The following table sets forth certain information with respect to the nominees for director, and the current directors of Pacific Crest Capital. All directors of Pacific Crest Capital are also directors of Pacific Crest Bank. Officers will serve at the pleasure of the board of directors, subject to restrictions set forth in their employment agreements. See "ELECTION OF DIRECTORS -- Executive Compensation -- EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS."

                                   Year First
                                                Appointed as         Principal Occupation or Employment and Occupation
            Name                   Age            Director                        for the Past Five Years
-----------------------------    ---------    ------------------    ----------------------------------------------------
Martin J. Frank  (1)                64              1993            Nominee; Class II Director of Pacific Crest
                                                                    Capital; self-employed in movie development;
                                                                    Chairman of Moonshadow Entertainment, a movie
                                                                    production company, from January 1, 1995 to
                                                                    December 31, 2000; Managing member, Cadillac LLC,
                                                                    a California limited liability company, which
                                                                    produced and owns the full-length feature film
                                                                    CADILLAC, from August 1995 to December 31, 2000;
                                                                    Chairman of A. Frank Productions, a movie
                                                                    production company, from February 1992 to December
                                                                    1993; owner of Martin J. Frank Consulting, a
                                                                    management consulting company, from February 1992
                                                                    to December 2000; retired as Managing Director
                                                                    from Towers, Perrin, Forster & Crosby, Inc., a
                                                                    management consulting company, from 1969 to
                                                                    February 1992.

Steven J. Orlando  (1)              49              1995            Nominee; Class II Director of Pacific Crest
                                                                    Capital; Certified Public Accountant; President
                                                                    and Director of RJN Enterprises, a privately held
                                                                    small venture fund located in Sacramento, CA from
                                                                    July 1988 to present; Chief Financial Officer of
                                                                    Systems Integrators, a newspaper software company,
                                                                    from July 1996 to June 2000; Chief Financial
                                                                    Officer of Java Centrale, Inc., a gourmet coffee
                                                                    franchiser, from July 1994 to September 1997;
                                                                    Director and Consulting Chief Financial Officer of
                                                                    Emerging Business Networks, from July 2000 to
                                                                    present; Director of POS Portal, Inc. a private
                                                                    company providing outsourcing credit card merchant
                                                                    services to banks, from April 2000 to present;
                                                                    Chief Financial Officer and Board Member of Sierra
                                                                    Spring Water Company from 1977 to 1988;
                                                                    self-employed as financial advisor and consultant
                                                                    from 1988 to 1994.
Richard S. Orfalea  (2)             59              1993            Class III Director of Pacific Crest Capital;
                                                                    Retired from Kinko's Graphics Corp. April 2000.
                                                                    Senior Vice President of Mergers and Acquisitions
                                                                    of Kinko's Graphics Corp. from 1990 to April 2000.

Gary Wehrle  (2)                    58              1993            Class III Director of Pacific Crest Capital;
                                                                    Chairman of the Board, President and Chief
                                                                    Executive Officer of Pacific Crest Capital since
                                                                    formation; President and Chief Executive Officer
                                                                    of Pacific Crest Bank since 1984; Executive Vice
                                                                    President of The Foothill Group, Inc. from 1980 to
                                                                    1993.


                                       6

Rudolph I. Estrada  (3)             53              1993            Class I Director of Pacific Crest Capital; Trustee
                                                                    of Monarch Funds, a registered investment company
                                                                    under the Investment Company Act of 1940 since
                                                                    1994; President and Chief Executive Officer of The
                                                                    Summit Group, a banking and business consulting
                                                                    company since 1988; Presidential appointee to the
                                                                    White House Commission on Small Business in 1993;
                                                                    Chairman of California Small Business Roundtable
                                                                    since 1995; Professor (Adjunct) of Finance and
                                                                    Management and Director of the Small Business
                                                                    Institute at California State University since
                                                                    1986; Los Angeles District Director U.S. Small
                                                                    Business Administration, from 1980 to 1982.

-----------------------

(1) Messrs. Frank and Orlando's terms of office expire at this annual meeting and they are our nominees for re-election as directors to serve until the 2004 annual meeting of stockholders.

(2) Messrs. Orfalea and Wehrle's terms of office expire at the 2002 annual meeting of stockholders.

(3) Mr. Estrada's term of office expires at the 2003 annual meeting of stockholders.


BOARD OF DIRECTORS AND COMMITTEES

                  The business of Pacific Crest Capital's board of directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the primary committees, which include, the Audit Committee, the Compensation Committee, the Business Development and Marketing Committee and the Lending and Asset/Liability Management Committee.

         -        The Audit Committee

                  The Audit Committee of the board is composed of four members and operates under a written charter adopted by the board of directors. The responsibilities of the Audit Committee are contained in the Audit Committee Report. The Audit Committee during fiscal year 2000 consisted of Messrs. Estrada, Frank, Orlando and Orfalea (chairman). Each of the members is "independent," as defined by Pacific Crest Capital's policy and the National Association of Securities Dealers, Inc. listing standards. The Audit Committee held four meetings during fiscal year 2000.

                  AUDIT COMMITTEE REPORT

                  THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILINGS UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

                  The Audit Committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pacific Crest Capital.

                  The Audit Committee Charter adopted by the board sets out the responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as APPENDIX A.

                  Pursuant to the charter, the Audit Committee has the following responsibilities:

         - To review the audited financial statements of the company and to discuss with management and the independent auditor the quality of the Company's accounting principles as applied to its financial reporting;

         - To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors;

         - To review the general scope of the annual audit and the fees charged by the independent auditors.

                  In discharging its oversight responsibility the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the independent auditors for Pacific Crest Capital. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditor's matters required to be discussed by Statement on Auditing Standards No. 61 (COMMUNICATIONS WITH AUDIT COMMITTEES).

                  The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between Pacific Crest Capital and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEE. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

                  Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                  Respectfully submitted by the members of the Audit Committee of the Board of Directors:

                                     RICHARD S. ORFALEA (CHAIRMAN)
                                     RUDOLPH I. ESTRADA
                                     MARTIN J. FRANK
                                     STEVEN J. ORLANDO

         -        Compensation Committee

                  The Compensation Committee determines the salary and bonus structure for Pacific Crest Capital's executive officers and supervises the compensation for Pacific Crest Capital's other officers. In addition, the Compensation Committee determines appropriate awards under Pacific Crest Capital's 1993 Equity Incentive Plan, as amended, and administers Pacific Crest Capital's retirement plan. The

Compensation Committee met four times during 2000. The Compensation Committee currently consists of all of the non-employee directors, with Mr. Frank serving as its chairman.

         -        Business Development and Marketing Committee

                  The Business Development and Marketing Committee was formed in January 1999. The function of this committee includes administering and monitoring Pacific Crest Bank's (the Bank's) lending and business development goals and operational plans, including the Bank's marketing focus. This committee monitors the Bank's progress within these areas, and the Bank's actual achievements of its goals and plans. The Business Development and Marketing Committee met four times in 2000. The Business Development and Marketing Committee currently consists of all of the non-employee directors, with Mr. Estrada serving as its chairman.

         -        Lending and Asset/Liability Management Committee

                  The Lending and Asset/Liability Management Committee was formed in January 1999. This committee reviews the Bank's lending programs, underwriting and documentation policies and provides policy guidance. This committee also reviews the Bank's interest rate sensitivity and advises the Board in asset and liability policy. The Lending and Asset/Liability Management Committee met four times in 2000. The Lending and Asset/Liability Management Committee currently consists of all of the non-employee directors, with Mr. Orlando serving as its chairman.

                  The full board of directors acts as the nominating committee that nominates officers and directors of Pacific Crest Capital for election.

                  The board of directors met four times during 2000. All of the persons who were directors of Pacific Crest Capital during 2000 attended at least 75% of (1) the total number of board meetings and (2) the total number of meetings held by all committees on which they served during 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Under Section 16(a) of the Exchange Act, Pacific Crest Capital's directors, executive officers and any persons holding ten percent or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish Pacific Crest Capital with copies of such reports. Specific due dates for these reports have been established, and Pacific Crest Capital is required to report in this proxy statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended December 31, 2000, Pacific Crest Capital believes all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

COMPENSATION OF BOARD OF DIRECTORS

                  Pacific Crest Capital pays fees to its non-employee directors for serving on the board of directors and for serving as committee chairs. Neither Pacific Crest Capital nor the Bank pays directors who are also executive officers.

                  In 2000, Pacific Crest Capital paid each non-employee director a retainer of $2,000 per annum. Pursuant to the 1996 Non-Employee Directors' Stock Plan, non-employee directors may elect to receive all or a portion of their directors' fees in shares of Pacific Crest Capital stock.

                  In addition, non-employee directors of Pacific Crest Capital have received annual grants of stock options to acquire shares of common stock under the 1993 Equity Incentive Plan, as amended.

                  In 2000, the Bank paid non-employee directors an annual retainer of $18,000 per annum. In addition, the Bank paid a retainer of $5,000 per annum to its non-employee directors who serve as chairman of either the Audit Committee, the Compensation Committee, the Business Development and Marketing Committee or the Lending and Asset/ Liability Management Committee. Pursuant to Pacific Crest Capital's 1996 Non-Employee Directors' Stock Plan, non-employee directors may elect to receive all or a portion of their directors' fees in shares of Pacific Crest Capital stock.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                  The following table sets forth certain summary information concerning compensation paid or accrued to or on behalf of the Named Executives (determined as of the end of the last fiscal year) for each of the fiscal years ended December 31, 2000, 1999 and 1998 of Pacific Crest Capital and Pacific Crest Bank.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                           Long-Term Compensation
                                     ---------------------------------------------     ---------------------------------------
                                                                                           Securities
                                                                                           Underlying
                                                                    Other Annual         Stock options/         All Other
Name and Principal Position   Year      Salary ($)   Bonus ($)   Compensation ($)(1)          SARs (#)       Compensation ($)
GARY WEHRLE                   2000        304,500     125,000           12,000                  7,000            13,369(2)
PRESIDENT AND                 1999        290,000     135,000           12,000                  4,000            11,443(3)
CHIEF EXECUTIVE OFFICER       1998        275,040     125,000           12,000                  7,000            13,057(4)


GONZALO FERNANDEZ             2000        185,040      65,700           12,000                  5,000            13,156(5)
EXECUTIVE VICE PRESIDENT      1999        176,000      80,000           12,000                  3,500            11,791(6)
                              1998        161,000      61,000           12,000                  5,000            10,848(7)


LYLE C. LODWICK               2000        175,080      65,700           12,000                  5,000            11,545(8)
EXECUTIVE VICE PRESIDENT      1999        158,333      80,000           12,000                  3,500            10,816(9)
                              1998        135,000      51,000           12,000                  5,000            10,480(10)


ROBERT J. DENNEN              2000        105,000      25,000            6,000                  3,000            10,684(11)
SENIOR VICE PRESIDENT         1999        100,000      46,000            6,000                  2,500            10,113(12)
                              1998         94,000      35,250            6,000                  3,000             9,661(13)


CAROLYN REINHART              2000         93,608      35,103           12,000                  3,000            10,604(14)
SENIOR VICE PRESIDENT         1999         90,008      43,204           12,000                  2,500             8,064(15)
                              1998         82,008      32,454           12,000                  3,000             7,290(16)
-------------------------

(1) Represents an automobile allowance received by the Named Executive in the amount indicated.

(2) Includes $10,500 employer contribution to the 401(k) plan, $2,019 in imputed life insurance premiums, $850 for income tax preparation fee.

(3) Includes $10,000 employer contribution to the 401(k) Plan, $1,018 in imputed life insurance premiums, $425 for income tax preparation fee.

(4) Includes $9,600 employer contribution to the 401(k) Plan, $3,017 in imputed life insurance premiums, $440 for income tax preparation fee.

(5) Includes $10,500 employer contribution to the 401(k) Plan, $1,126 in imputed life insurance premiums and $1,530 premium for life insurance.

(6) Includes $10,000 employer contribution to the 401(k) Plan, $453 in imputed life insurance premiums and $1,338 premium for life insurance.

(7) Includes $8,343 employer contribution to the 401(k) Plan, $1,350 in imputed life insurance premiums and $1,155 premium for life insurance.

(8) Includes $10,500 employer contribution to the 401(k) Plan, $352 in imputed life insurance premiums and $693 premium for life insurance.

(9) Includes $10,000 employer contribution to the 401(k) Plan, $181 in imputed life insurance premiums and $635 premium for life insurance.

(10) Includes $9,600 employer contribution to the 401(k) Plan, $298 in imputed life insurance premiums and $582 premium for life insurance.

(11) Includes $10,500 employer contribution to the 401(k) Plan and $184 in imputed life insurance premiums.

(12) Includes $10,000 employer contribution to the 401(k) Plan and $113 in imputed life insurance premiums.

(13) Includes $9,360 employer contribution to the 401(k) Plan and $301 in imputed life insurance premiums.

(14) Includes $10,500 employer contribution to the 401(k) Plan and $104 in imputed life insurance premiums.

(15) Includes $7,993 employer contribution to the 401(k) Plan and $71 in imputed life insurance premiums.

(16) Includes $7,209 employer contribution to the 401(k) Plan and $81 in imputed life insurance premiums.

STOCK OPTION GRANTS

                  The following stock options were granted during 2000 to the Named Executives pursuant to the 1993 Equity Incentive Plan, as amended:

                                              Individual Grants
--------------------------------------------------------------------------------------------------------------------
                           Number of     Percent of
                           Securities       Total
                           Underlying    Options/SARs                                         Potential Realizable
                          Options/SARs    Granted to      Exercise                           Value At Assumed Rates
                             Granted     Employees in   or Base Price                           of Stock Price
          Name                (#)(1)        FY 2000       ($/Sh)       Expiration Date        Appreciation(2)
--------------------------------------------------------------------------------------------------------------------
                                                                                               5%          10%
                                                                                          --------------------------
Gary Wehrle                   7,000         9.57 %        $11.375          2/01/2010           $50,076     $126,902

Gonzalo Fernandez             5,000         6.84 %         11.375          2/01/2010            35,768       90,644
Robert J. Dennen              3,000         4.10 %         11.375          2/01/2010            21,461       54,386
Lyle C. Lodwick               5,000         6.84 %         11.375          2/01/2010            35,768       90,644
Carolyn Reinhart              3,000         4.10 %         11.375          2/01/2010            21,461       54,386
-----------------------

(1) The options were granted pursuant to the 1993 Equity Incentive Plan, as amended. The options become exercisable in three annual installments of 33 1/3% on each of the second, third and fourth anniversary dates of the grant. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined in the 1993 Equity Incentive Plan, as amended) involving Pacific Crest Capital, the options will become exercisable in full. The options may be amended by mutual agreement of the optionee and Pacific Crest Capital.

(2)  The Potential Realizable Value is the product of (a) the difference between
     (i) the closing average market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the common stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of common stock underlying the option on the date of the grant. THESE AMOUNTS REPRESENT CERTAIN ASSUMED RATES OF APPRECIATION ONLY. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON A VARIETY OF FACTORS, INCLUDING MARKET CONDITIONS AND THE PRICE PERFORMANCE OF THE COMMON STOCK. THERE CAN BE NO ASSURANCE THAT THE RATE OF APPRECIATION PRESENTED IN THIS TABLE CAN BE ACHIEVED.

OPTION EXERCISES AND HOLDINGS

                  The following table provides information with respect to the Named Executives concerning the exercise of stock options during the fiscal year ended December 31, 2000 and unexercised stock options held by the Named Executives as of December 31, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2000
                          AND FY-END OPTION/SAR VALUES

                                                        Number of Securities               Value of Unexercised
                            Shares                     Underlying Unexercised        In-the-Money Stock options/SARs
                           Acquired       Value      Options/SARs at 12/31/00 (#)            at 12/31/00 ($)(1)
                          on Exercise    Realized  --------------------------------  -----------------------------------
          Name                (#)          ($)       Exercisable    Unexercisable       Exercisable     Unexercisable
----------------------- -------------- ----------- --------------------------------   --------------  -----------------
Gary Wehrle                   -            -           62,651          20,679            418,720           32,899
Gonzalo Fernandez             -            -           38,993          14,507            267,304           21,346
Lyle C. Lodwick               -            -           33,993          14,507            233,647           21,346
Robert J. Dennen              -            -           11,181          8,429             69,500            11,204
Carolyn Reinhart              -            -           6,098           7,902             36,350            9,952

 (1) Value of unexercised "in-the-money" stock options is the difference between the market price of the common stock on December 29, 2000 ($14.375 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

EXECUTIVE RETIREMENT PLAN

                  Pacific Crest Capital maintains a Supplemental Executive Retirement Plan (the "Executive Retirement Plan") for certain members of the Company's Executive Management. At December 31, 2000, three of the Named Executives, Gary Wehrle, Gonzalo Fernandez, and Lyle C. Lodwick, participated in this Executive Retirement Plan.

                  The following table shows the estimated annual retirement benefits that would be payable to the three Named Executives set forth above under the Executive Retirement Plan on their Normal Retirement Date (as defined in the Executive Retirement Plan) on a straight life annuity basis, before any applicable offset for Social Security benefits or matching 401(k) contributions made under the Pacific Crest Capital Retirement Plan (the "401(k) Plan") on the participant's behalf. Offsets for social security and 401(k) matching contributions made under the 401(k) Plan may be substantial.


    Average Annual
        Eligible                                               Annual Compensation
      Compensation                                      Years of Service At Retirement
-------------------------        ------------------------------------------------------------------------------
                                     15                    20                    25                    30
                                 ------------          ------------          ------------          ------------
         $200,000                $    60,000           $    80,000           $   100,000           $   120,000
         $250,000                $    75,000           $   100,000           $   125,000           $   150,000
         $300,000                $    90,000           $   120,000           $   150,000           $   180,000
         $350,000                $   105,000           $   140,000           $   175,000           $   210,000

                  The credited years of service as of December 31, 2000 for Messrs. Wehrle, Fernandez, and Lodwick, were 23, 7, and 15, respectively.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

                  Pacific Crest Capital has entered into employment agreements with Messrs. Wehrle, Fernandez, Lodwick, and Dennen and Ms. Reinhart. Mr. Wehrle entered into a new employment agreement effective as of January 1, 2000, which supersedes and terminates his previous employment agreement dated December 23, 1993. Beginning on January 1, 2000, the agreement automatically renews every day for a three-year period. Thus, while this feature is in effect, the remaining term of his employment shall always be exactly three years. If Mr. Wehrle resigns or is terminated under certain circumstances, the employment agreement automatically converts to a two-year consulting agreement upon such termination. Under the consulting agreement, Mr. Wehrle agrees to provide up to six days of service each month to Pacific Crest Capital during the first year of the consulting agreement and up to five days of service each month to Pacific Crest Capital during the second year of the consulting agreement. Mr. Wehrle will not compete directly with Pacific Crest Capital while the consulting agreement is in effect.

                  Messrs. Fernandez, Lodwick, Dennen and Ms. Reinhart's employment agreements each were for initial two-year terms. The term of each of these employment agreements is automatically extended on each anniversary of their respective agreement to cover successive one-year periods, unless Pacific Crest Capital or the employee gives written notice of an intent to terminate the employment agreement.

                  All of the employment agreements, including Mr. Wehrle's, provide for automatic extension of the term of employment upon the occurrence of a corporate change, as defined in each such employment agreement. Pacific Crest Capital retains the right to terminate each employment relationship in the event of employee's physical or mental disability which will render him or her unable to perform under the agreement for any period of 120 consecutive days or for an aggregate period of 120 or more days during any 12-month period. In the event of termination due to disability, an employee will be entitled to receive as disability compensation the remainder of his or her then annual salary for the remaining term of the agreement payable not less frequently than monthly. In the event of death, employee's personal representative will be entitled to receive as death benefit, in addition to any other payments which employee may be entitled to receive under any of Pacific Crest Capital's benefit plans, payment of one year's salary at the rate which would have been payable to employee at the time of his or her death, payable not less frequently than monthly.

                  In addition, Pacific Crest Capital has the unrestricted right to terminate each employee for cause, which shall be determined at Pacific Crest Capital's sole discretion. In addition, Pacific Crest Capital's 1993 Equity Incentive Plan, as amended, 401(k) Plan and Executive Retirement Plan each contain provisions for the accelerated vesting of benefits under such plans upon a change in control of Pacific Crest Capital. For such purposes, a "change of control" is deemed to occur when (1) any person becomes the beneficial owner of a number of shares of Pacific Crest Capital with respect to which 20% or more of the total number of votes for the election of the board of directors of Pacific Crest Capital may be cast; (2) in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Pacific Crest Capital just prior to such event cease to constitute a majority of the board of directors of Pacific Crest Capital; (3) the stockholders of Pacific Crest Capital approve an agreement in which Pacific Crest Capital ceases to be an independent publicly owned corporation or for a sale of substantially all of the assets of Pacific Crest Capital; or (4) at the discretion of the board of directors, when a tender offer or exchange offer is made for shares of Pacific Crest Capital's common stock and shares of common stock are acquired thereunder.

COMPENSATION COMMITTEE REPORT

                  The Compensation Committee of the board of directors establishes the general policies regarding compensation for Pacific Crest Capital and Pacific Crest Bank, adopts and amends employee compensation plans and approves specific compensation levels for executive officers, including the Named Executives. Currently, the members of the Compensation Committee are Martin J. Frank (chairman), Rudolph I. Estrada, Richard S. Orfalea and Steven J. Orlando. Each member of the Compensation Committee is a non-employee director of Pacific Crest Capital and Pacific Crest Bank.

                  Set forth below is a report of the Compensation Committee addressing Pacific Crest Capital's compensation policies for 2000 applicable to Pacific Crest Capital's executives, including the Named Executives.

                  THE REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT PACIFIC CREST CAPITAL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

                  Pacific Crest Capital's compensation programs reflect the philosophy that executive compensation levels should be linked to Pacific Crest Capital's performance, yet be competitive and consistent with compensation provided to others holding positions of similar responsibility in the banking and financial services industry. Pacific Crest Capital's compensation plans are designed to assist Pacific Crest Capital in attracting and retaining qualified employees critical to Pacific Crest Capital's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize stockholder value.

        SALARY AND BONUS COMPENSATION

                  Pacific Crest Capital pays cash salaries to its executive officers that are competitive with salaries paid to executives of other companies in the financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to Pacific Crest Capital. In determining competitive salary levels, Pacific Crest Capital obtains information regarding executive salary levels for other companies in the banking and financial services industry in California.

                  The base salary of Pacific Crest Capital's Chief Executive Officer was determined primarily on the terms of his Employment Agreement dated as of January 1, 2000. Mr. Wehrle's agreement automatically renews every day for a three-year period. Thus, while this feature is in effect, the remaining term of his employment shall always be exactly three years. The agreement sets Mr. Wehrle's base rate at no less than $304,500 for the calendar year ended December 31, 2000, and provides that in subsequent years, the base rate should be no less than $304,500, with increases, if any, to be made at the sole discretion of the board of directors based upon Pacific Crest Capital's performance, Mr. Wehrle's job performance during the year ended December 31, 2000, and the competitive salary levels for chief executive officers of financial institutions of similar size and diversity. In evaluating Mr. Wehrle's performance for 2000, the committee considered the economy in Pacific Crest Capital's market area, asset quality of Pacific Crest Bank, the effect and extent of Pacific Crest Capital's cost containment efforts, Pacific Crest Capital's overall growth, as measured by increases in total loans, total assets and total deposits during the year, Pacific Crest Capital's profitability compared with the preceding year and measured against budget, and Pacific Crest Capital's stock price. The committee put the most weight on Pacific Crest Capital's profitability, and weighted each of the other factors based on their relative importance to current and future profitability and maximizing stockholder value. The committee recognized Pacific Crest Capital's continued profitability in 2000. After consideration of all of these factors, the committee determined to award Mr. Wehrle a cash bonus of $125,000 during December 2000 and to award a grant of 7,000 stock options in 2000.

         STOCK-BASED COMPENSATION - 1993 EQUITY INCENTIVE PLAN, AS AMENDED

                  Pacific Crest Capital believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the common stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and stockholders' interests. To facilitate these objectives, Pacific Crest Capital adopted the 1993 Equity Incentive Plan. At the 1999 Annual Meeting, the stockholders approved an amendment to the 1993 Equity Incentive Plan, which increased the annual grant of stock options to non-employee directors after each 12-month period of continued service from 500 shares to 1,000 shares and eliminated the provision limiting the receipt of such grants to five 12-month periods.

                  Through the 1993 Equity Incentive Plan, as amended, stock options have been granted to key employees, including Pacific Crest Capital's executive officers. See "ELECTION OF DIRECTORS -- Executive Compensation -- STOCK OPTION GRANTS." Non-employee directors and consultants are eligible to participate in the 1993 Equity Incentive Plan, as amended, pursuant to the formula provisions thereof. The 1993 Equity Incentive Plan, as amended, is administered by the Compensation Committee.

                  In making its determination with respect to stock option grants during 2000, the Compensation Committee took into account stock option grants made to executive officers in prior years, the remaining number of shares reserved for grant under the 1993 Equity Incentive Plan, as amended, the level of performance and responsibility of each individual, and the number of shares likely to provide a meaningful incentive to superior efforts on behalf of Pacific Crest Capital by such persons.

        OTHER COMPENSATION

                  Messrs. Wehrle, Fernandez, Lodwick, Dennen and Ms. Reinhart participate in Pacific Crest Capital's broad-based employee benefit plans, such as medical, supplemental disability and term life insurance. In addition, Messrs. Wehrle, Fernandez and Lodwick participate in Pacific Crest Capital's Executive Retirement Plan. See "ELECTION OF DIRECTORS -- Executive Compensation -- EXECUTIVE RETIREMENT PLAN."

                  Pacific Crest Capital has, in addition, taken out $250,000 term whole life insurance policies for Messrs. Fernandez and Lodwick under Pacific Crest Capital's term whole life insurance plan. Mr. Wehrle participates in a Split Dollar Life Insurance Plan. The Split Dollar Life Insurance Agreement provides death benefits to both Mr. Wehrle and the Company as beneficiaries. The Company's death benefits under this policy are equal to the cumulative insurance premiums paid by the Company. Mr. Wehrle paid annual insurance premiums from the initiation of the policy up through 1999. No premiums are required by the policy of Mr. Wehrle under this plan beginning January 1, 2000.

Dated:  April 3, 2001.              COMPENSATION COMMITTEE

                  MARTIN J. FRANK (CHAIRMAN)         RUDOLPH I. ESTRADA
                  RICHARD S. ORFALEA                 STEVEN J. ORLANDO

PERFORMANCE GRAPH

                  The following graph as presented below compares the yearly percentage change in Pacific Crest Capital's cumulative total stockholder return on common stock with (1) the cumulative total return of the Russel 2000 market index and (2) the cumulative total return of the Pacific Crest Capital's two selected peer groups over the period from December 31, 1995 through December 31, 2000. The graph assumes an initial investment of $100 and reinvestment of dividends This graph is not necessarily indicative of future price performance.

                  THE FOLLOWING GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT PACIFIC CREST CAPITAL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

              Comparison of Five-Year Cumulative Total Return Among
                          Russell 2000 U.S. Companies;
                        Current Selected Peer Groups;(1)
                         and Pacific Crest Capital, Inc.

                                     [GRAPH]

                                                   PERIOD ENDING
INDEX                          12/31/95     12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
Pacific Crest Capital, Inc.      100.00       158.62   251.72    204.13    182.78    206.84
Russell 2000                     100.00       116.49   142.55    138.92    168.45    163.36
SNL $500M-$1B Bank Index         100.00       125.01   203.22    199.81    184.96    177.04
SNL $500M-$1B Thrift Index       100.00       124.00   209.46    192.16    157.09    179.25

(1) The Company has selected two separate peer groups to which to compare its stock price. The first peer group, "SNL $500M - $1B Bank Index", consists of publicly traded U.S. banks whose total assets are between $500 million and $1 billion. The second peer group, "SNL $500M - $1B Thrift Index", consists of publicly traded U.S. savings and loans (thrifts) whose total assets are between $500 million and $1 billion.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  No person who served as a member of the Compensation Committee during the 2000 fiscal year is, or ever has been, an officer or employee of Pacific Crest Capital or any of its subsidiaries.

CERTAIN TRANSACTIONS

                  None of the directors or executive officers of Pacific Crest Capital or any subsidiary thereof, or any associates or affiliates of any of them, is or has been indebted to Pacific Crest Capital at any time since the beginning of Pacific Crest Capital's last completed fiscal year and there are no outstanding loans to any directors or officers of Pacific Crest Capital. Except for the stock plans described above, none of the directors or executive officers of Pacific Crest Capital, or any associate or affiliate of such person, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with Pacific Crest Capital.


                              INDEPENDENT AUDITORS

                  Deloitte & Touche LLP, performed audit services for Pacific Crest Capital during 2000, which consisted of examining the financial statements of Pacific Crest Capital and providing assistance and consultation in connection with filings with the SEC. All professional services rendered by Deloitte & Touche LLP during 2000 were furnished at customary rates and terms, as further set forth below.

                  FEES

                  The following table sets forth the aggregate fees Pacific Crest Capital incurred for audit and non-audit services provided by Deloitte & Touche LLP in fiscal year 2000. The table lists audit fees, financial information systems design and implementation fees, and other fees.

                  AUDIT FEES. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that Pacific Crest Capital incurred for professional services rendered for the audit of Pacific Crest Capital's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in Pacific Crest Capital's Quarterly Reports on Form 10-Q for fiscal year 2000.

                  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The financial information systems design and implementation fees include fees billed for non-audit services performed during fiscal year 2000 such as directly or indirectly operating, or supervising the operation of, Pacific Crest Capital's information system or managing our local area network. These non-audit services also include services such as designing or implementing a hardware or software system that aggregates source data underlying Pacific Crest Capital's financial statements or generates information that is significant to Pacific Crest Capital's financial statements taken as a whole.

                  ALL OTHER FEES. All other fees include the aggregate fees billed for services rendered by Deloitte & Touche LLP, other than those services covered above.

                                                                                  December 31,   2000
                                                                                  -------------------
          Audit Fees  ...............................................................$     121,150
                                                                                      ------------
          Financial Information Systems Design and Implementation Fees...............$       10,000
                                                                                      -------------
          Other Fees.................................................................$      45, 845
                                                                                      -------------

                  The Audit Committee of the board did consider whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP

                  Representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions and to comment on Pacific Crest Capital's consolidated financial statements.

                            PROPOSALS OF STOCKHOLDERS

                  Proposals of stockholders intended to be included in the proxy materials for the 2001 annual meeting of stockholders must be received by the Secretary of Pacific Crest Capital, 30343 Canwood Street, Agoura Hills, California 91301, by December 9, 2001. In addition, in the event a stockholder proposal is not submitted to Pacific Crest Capital prior to February 22, 2001, the proxy to be solicited by the board of directors for the 2001 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2001 annual meeting without any discussion of the proposal in the proxy statement for such meeting.

                  Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and Pacific Crest Capital, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to Pacific Crest Capital.

                                  ANNUAL REPORT

                  Pacific Crest Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 accompanies this proxy statement. The Annual Report on Form 10-K contains consolidated financial statements of Pacific Crest Capital and its subsidiaries and the report thereon of Deloitte & Touche LLP, Pacific Crest Capital's independent auditors.

                                 OTHER BUSINESS

                  Management knows of no business that will be presented for consideration at the meeting other than as stated in the notice of meeting. If other matters are properly brought before the meeting, however, it is the intention of the proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the board of directors and authority to do so is included in the proxy.

                                         PACIFIC CREST CAPITAL, INC.




                                         ROBERT J. DENNEN
                                         Senior Vice President, Chief Financial
                                         Officer and Secretary


Agoura Hills, California
April 9, 2001

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee of the board of directors assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and other such duties as directed by the board of directors. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board of directors, would interfere with his or her individual exercise of independent judgement, and shall meet the director independence requirements for serving on Audit Committees as set forth in the corporate governance standards of the, NASDAQ STOCK EXCHANGE. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

         The board of directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and all designated individuals assigned to the Internal Audit functions.



II.      AUDIT COMMITTEE RESPONSIBILITIES

         The Audit Committee's primary responsibilities include:

                       - Recommending to the board of directors the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board of directors any actions necessary to oversee the auditor's independence.

                       - Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board of directors) to report on any and all appropriate matters.

                       - Providing guidance and oversight to the internal audit activities of the Company including reviewing and approving the yearly Internal Audit schedule plan. Reviewing and monitoring of the Audit Plan to actual results, and reviewing all Internal Audit reports.

                       - Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of material audit adjustments and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board of directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

                       - Discussing with management, the internal auditors and the external auditors the quality and adequacy of the Company's internal controls.

                       - Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

                       - Reporting Audit Committee activities to the full board of directors and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

REVOCABLE PROXY                                                  REVOCABLE PROXY
                          PACIFIC CREST CAPITAL, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Pacific Crest Capital, Inc. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Gary Wehrle and Robert J. Dennen, and each of them, as the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Westlake Hotel, 880 South Westlake Blvd., Westlake Village, California 91361, at
2:00 p.m., on Friday, May 11, 2001, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally there at as follows:

                     PLEASE SIGN AND DATE ON REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.




                          - FOLD AND DETACH HERE -

                         PACIFIC CREST CAPITAL, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY    /X/





This Proxy will be voted "FOR" the election of the Board of Directors' nominee.

1. Election of Director-
   Nominee: Martin J. Frank - Term Expires 2004.

                                                 Withhold
                       For         Against       Authority

                       / /           / /            / /

2. Election of Director-
   Nominee: Steven J. Orlando - Term Expires 2004.

                                                 Withhold
                       For         Against       Authority

                       / /           / /            / /

3. OTHER BUSINESS: In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.


The undersigned hereby ratifies and confirms all that said attorneys and proxyholders or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.


                      (NOTE: Please date and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

                      I (We) do not expect to attend the Meeting.

                      Dated: _________________________________________, 2001

                      _________________________________________________
                                          Signature

                      _________________________________________________
                                          Signature



                            - FOLD AND DETACH HERE -



                         PLEASE SIGN, DATE AND RETURN
                      THIS PROXY AS PROMPTLY AS POSSIBLE
                   IN THE POSTAGE PREPAID ENVELOPE PROVIDED.